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LONGLEAF PARTNERS FUNDS TRUST
Post-Effective Amendment No. 17

                                                                      EXHIBIT 10
                        LONGLEAF PARTNERS REALTY FUND
                   c/o Southeastern Asset Management, Inc.
                        6075 Poplar Avenue; Suite 900
                              Memphis, TN 38119

March 24, 1997
Securities and Exchange Commission and
Board of Trustees
      Longleaf Partners Funds Trust (the master trust)
          Longleaf Partners Fund (Series One)
          Longleaf Partners Small-Cap Fund (Series Two)
          Longleaf Partners Realty Fund (Series Three)


Gentlemen:

This letter is written with respect to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-10472), (the "Registration Statement") of Longleaf Partners Funds Trust, a Massachusetts business trust ("the Trust"), with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, an indefinite number of shares of beneficial interest of no par value (the"Shares") of the three series of Longleaf Partners Funds Trust, which is the third separate series of the Trust.

As General Counsel of the Master Trust and its three series, I am familiar with and have examined such records, certificates and other documents and reviewed such questions of law as deemed necessary or appropriate for the purposes of this opinion. On the basis of such examination and review, you are advised that, in my opinion, proper trust proceedings have been taken by the Trust so that the shares have been validly authorized and, when the shares have been issued and sold in accordance with the terms of the Prospectus included in the Registration Statement, (with the Trust receiving consideration for the net asset value per share prior to issuance of the shares), the Shares will be validly issued, fully paid and non-assessable when issued.

I hereby consent to the filing of this opinion as an exhibit to the said Post Effective Amendment No. 17 to the Registration Statement and the reference to my name as General Counsel in the Statement of Additional Information under the heading "The Fund's Legal Counsel".


Very truly yours,

/s/ Charles D. Reaves
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Charles D. Reaves
General Counsel
Longleaf Partners Funds Trust
  Longleaf Partners Realty Fund (Series Three)